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                                                                   Exhibit 10.16

================================================================================

                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                               February 14, 2003,

                                      among

                      FISHER SCIENTIFIC INTERNATIONAL INC.,

                        FISHER SCIENTIFIC COMPANY L.L.C.,

                          CERTAIN OTHER SUBSIDIARIES OF
                      FISHER SCIENTIFIC INTERNATIONAL INC.

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

================================================================================

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                                TABLE OF CONTENTS

                                                ARTICLE I

                                               Definitions

SECTION 1.01.  Credit Agreement..................................................................      1
SECTION 1.02.  Other Defined Terms...............................................................      1

                                                ARTICLE II

                                                Guarantee

SECTION 2.01.  Guarantee.........................................................................      6
SECTION 2.02.  Guarantee of Payment..............................................................      7
SECTION 2.03.  No Limitations....................................................................      7
SECTION 2.04.  Reinstatement.....................................................................      8
SECTION 2.05.  Agreement To Pay; Subrogation.....................................................      8
SECTION 2.06.  Information.......................................................................      9

                                               ARTICLE III

                                           Pledge of Securities

SECTION 3.01.  Pledge............................................................................      9
SECTION 3.02.  Delivery of the Pledged Collateral................................................     10
SECTION 3.03.  Representations, Warranties and
                 Covenants.......................................................................     10
SECTION 3.04.  Certification of Limited Liability Company
                 and Limited Partnership Interests...............................................     12
SECTION 3.05.  Registration in Nominee Name;
                 Denominations...................................................................     12
SECTION 3.06.  Voting Rights; Dividends and Interest.............................................     13

                                                ARTICLE IV

                                 Security Interests in Personal Property

SECTION 4.01.  Security Interest.................................................................     15
SECTION 4.02.  Representations and Warranties....................................................     17
SECTION 4.03.  Covenants.........................................................................     20
SECTION 4.04.  Other Actions.....................................................................     25

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
SECTION 4.05.  Covenants Regarding Patent,
                 Trademark and Copyright Collateral..............................................     28
SECTION 4.06.  Covenants Regarding Intercompany Debt.............................................     31

                                                ARTICLE V

                                  Remedies; Certain Sharing Arrangements

SECTION 5.01.  Remedies Upon Default.............................................................     31
SECTION 5.02.  Application of Proceeds...........................................................     33
SECTION 5.03.  Grant of License to Use Intellectual
                 Property........................................................................     34
SECTION 5.04.  Securities Act....................................................................     34
SECTION 5.05.  Registration......................................................................     35
SECTION 5.06.  Senior Note Obligations...........................................................     36
SECTION 5.07.  Security Interests of the Company.................................................     36

                                                ARTICLE VI

                                 Indemnity, Subrogation and Subordination

SECTION 6.01.  Indemnity and Subrogation.........................................................     37
SECTION 6.02.  Contribution and Subrogation......................................................     37
SECTION 6.03.  Subordination.....................................................................     38

                                               ARTICLE VII

                                              Miscellaneous

SECTION 7.01.  Notices...........................................................................     38
SECTION 7.02.  Security Interest Absolute........................................................     38
SECTION 7.03.  Survival of Agreement.............................................................     39
SECTION 7.04.  Binding Effect; Several Agreement.................................................     39
SECTION 7.05.  Successors and Assigns............................................................     40
SECTION 7.06.  Collateral Agent's Fees and Expenses;
                 Indemnification.................................................................     40
SECTION 7.07.  Collateral Agent Appointed
                 Attorney-in-Fact................................................................     41
SECTION 7.08.  APPLICABLE LAW....................................................................     42
SECTION 7.09.  Waivers; Amendment................................................................     42
SECTION 7.10.  WAIVER OF JURY TRIAL..............................................................     42
SECTION 7.11.  Severability......................................................................     43
SECTION 7.12.  Counterparts......................................................................     43
SECTION 7.13.  Headings..........................................................................     43

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
SECTION 7.14.  Jurisdiction; Consent to Service
                 of Process......................................................................     43
SECTION 7.15.  Termination or Release............................................................     44
SECTION 7.16.  Additional Subsidiaries...........................................................     45
SECTION 7.17.  Right of Set-off..................................................................     45
SECTION 7.18.  Collateral Sharing Agreement......................................................     46

SCHEDULES:

Schedule I       Initial Subsidiary Parties
Schedule II      Equity Interests
Schedule III     Intellectual Property

EXHIBITS:

Exhibit I        Form of Supplement

                        GUARANTEE AND COLLATERAL AGREEMENT dated as of February 14, 2003, among FISHER SCIENTIFIC INTERNATIONAL INC., FISHER SCIENTIFIC COMPANY L.L.C., CERTAIN OTHER SUBSIDIARIES OF FISHER SCIENTIFIC INTERNATIONAL INC. and JPMORGAN CHASE BANK, as Collateral Agent.

            Reference is made to the Credit Agreement dated as of February 14, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Fisher Scientific International Inc. (the "Company"), Fisher Scientific Company L.L.C. (the "Initial Borrower"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

            SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

            (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

            SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

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                                                                               2


            "Article 9 Collateral" has the meaning assigned to such term in
Section 4.01.

            "Collateral" means Article 9 Collateral and Pledged Collateral.

            "Collateral Account" has the meaning assigned to such term in the Collateral Sharing Agreement.

            "Company" has the meaning assigned to such term in the preliminary statement of this Agreement.

            "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

            "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

            "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

            "Excluded Contracts" means one or more General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses or other contracts between any Grantor and one or more other Persons (other than the Company or a Subsidiary) that by their terms would be breached by the grant of the security interests created pursuant to the terms of this Agreement; provided that the term "Excluded Contracts" shall not include any rights for money due or to become due pursuant to any Excluded Contract.

            "Federal Securities Laws" has the meaning assigned to such term in
Section 5.04.

            "Grantors" means (i) the Company, (ii) the Initial Borrower, (iii) the Subsidiary Parties that are Domestic Loan Parties, (iv) FSWH Company LLC, as owner of all Equity Interests in FSI Receivables Company LLC, a Receivables

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                                                                               3


Subsidiary, but only for so long as it holds any such Equity Interests and (v) any Subsidiary that is not a Domestic Loan Party but that holds Equity Interests in FSI Receivables Company LLC or any other Receivables Subsidiary, but only for so long as such other Subsidiary holds any such Equity Interests.

            "Guarantors" means (i) the Company, (ii) the Initial Borrower and
(iii) the Subsidiary Parties that are Domestic Loan Parties other than any Foreign Subsidiary Holding Company.

            "Initial Borrower" has the meaning assigned to such term in the preliminary statement of this Agreement.

            "Intellectual Property" means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

            "Intercompany Debt" means any Indebtedness of the Company or any Subsidiary owing to any Grantor.

            "Intercompany Note" means any promissory note or other instrument evidencing Intercompany Debt.

            "License" means any Patent License, Trademark License, Copyright License, including those listed on Schedule III.

            "Loan Document Obligations" means (a) the due and punctual payment by each Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates when prepayment is required under the Credit Agreement or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower to any of the Secured

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                                                                               4


Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), and (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents.

            "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations" means (a) Loan Document Obligations and (b) the due and punctual payment and performance of all obligations of the Company and any of its Subsidiaries under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into.

            "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

            "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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                                                                               5


            "Pledged Collateral" has the meaning assigned to such term in
Section 3.01.

            "Pledged Securities" means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

            "Pledged Stock" has the meaning assigned to such term in Section
3.01.

            "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

            "Restricted Collateral" means Collateral that constitutes a "Principal Property" or "shares of stock or indebtedness of any Restricted Subsidiary", in each case within the meaning of and as defined in the Senior
Note Indenture.

            "Secured Parties" means (a) the Administrative Agent, (b) the Collateral Agent, (c) the Lenders, (d) the Issuing Banks, (e) each counterparty to any Swap Agreement with the Company or any Subsidiary the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (g) solely with respect to Restricted Collateral, the Senior Note Trustee for the benefit of the holders of the Senior Note Obligations and (h) the successors and assigns of each of the foregoing.

            "Security Interest" has the meaning assigned to such term in Section 4.01.

            "Senior Note Indenture" means the Indenture dated as of December 5, 1995, between the Company and the Senior Note Trustee.

            "Senior Note Obligations" means the due and punctual payment by the Company of the principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Notes, when and as due, whether at maturity, by acceleration, upon one or more dates when prepayment is required under the Senior Notes Indenture or otherwise.

            "Senior Notes" means the 7-1/8% senior notes due December 15, 2005, of the Company issued pursuant to the

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                                                                               6


Senior Note Indenture and outstanding on the Effective Date (or issued pursuant to the transfer or exchange of such senior notes outstanding on the Effective
Date).

            "Senior Note Trustee" means Mellon Bank, N.A. as Trustee under the Senior Note Indenture and any successor in such capacity.

            "Subsidiary Parties" means (a) the Subsidiaries identified on
Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Grantor or a Guarantor after the Effective Date, but excluding any such Subsidiary that ceases to be a party to this Agreement in accordance with
Section 7.15.

            "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

            "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

            "Triggering Event" has the meaning assigned to such term in the Collateral Sharing Agreement.

                                   ARTICLE II

                                    Guarantee

            SECTION 2.01. Guarantee. Each Guarantor unconditionally and irrevocably guarantees, jointly with the

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                                                                               7


other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to any of the Borrowers or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

            SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other Person.

            SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise (other than a defense of payment or performance); (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;
(iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

            (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

            SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

            SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by

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                                                                               9


virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, without duplication, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

            SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                              Pledge of Securities

            SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations and, subject to Section 5.06, the Senior Note Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests of any Material Subsidiary or Receivables Subsidiary directly owned by it and listed on Schedule II and any other Equity Interests in a Material Subsidiary or Receivables Subsidiary obtained in the future by such Grantor and the certificates, if any, representing all such Equity Interests (the "Pledged Stock"); provided that, subject to Section 5.15 of the Credit Agreement, the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary Holding Company or any Foreign Subsidiary; (b) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Agreement; (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral"); subject, however, to the terms, covenants and conditions hereinafter set forth.

            SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

            (b) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

            SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

            (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and correctly sets forth all Equity Interests required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

            (b) the Pledged Stock has been duly and validly authorized and issued by the issuers thereof and is fully paid and nonassessable;

            (c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and transfers made in compliance with the Credit Agreement, and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and Permitted Encumbrances), however arising, of all Persons whomsoever;

            (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

            (e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

            (f) no consent of any other Person (including stockholders, partners, members or creditors of any Grantor) and no consent or approval of any Governmental Authority (except with respect to the Pledged Stock in any Foreign Subsidiary to the extent consent or approval of a Governmental Authority is required by applicable law), any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect or the failure of which to be obtained would not impair the pledge effected hereby or the rights or remedies of the Secured Parties); and

            (g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement accompanied by stock powers or other instruments of transfer duly endorsed in blank, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations and, subject to Section 5.06, the Senior Note Obligations; provided that, in the case of Pledged Stock in any Foreign Subsidiary, the legality, validity or perfection of the lien thereon and security interest therein may also be subject to the laws of the jurisdiction where such Foreign Subsidiary is organized.

            SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

            SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent; provided that prior to the occurrence of a Default, the Collateral Agent shall not exercise its right to hold a Pledged Security in its name or the name of its nominee unless (a) such Pledged Security specifies the Collateral Agent or its nominee as the holder thereof when such security is delivered to the Collateral Agent or (b) the exercise of such right is necessary to create or perfect a security interest in Equity Interests of a Foreign Subsidiary or a Foreign Subsidiary Holding Company. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. Upon the occurrence and during the continuation of a Default, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section are being suspended:

            (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that would materially and adversely impair any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

            (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

            (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

            (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the applicable Grantor or Grantors have delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section
3.06 and that remain in such account.

            (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

            (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     Security Interests in Personal Property

            SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations and, subject to
Section 5.06, the Senior Note Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "Security Interest") in, all of its right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

            (i)   all Accounts;

            (ii)  all Chattel Paper;

            (iii) all Deposit Accounts;

            (iv)  all Documents;

            (v)   all Equipment;

            (vi)  all General Intangibles;

            (vii)  all Instruments;

            (viii) all Inventory;

            (ix)   all Investment Property;

            (x)    all Fixtures;

            (xi)   all books and records pertaining to the Article 9 Collateral;

            (xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; and

            (xiii) the Collateral Account and all accounts or investments held therein or created thereunder.

Notwithstanding the foregoing, the term "Article 9 Collateral" shall not include
(i) any Receivables or Related Security that, in each case, have been sold or otherwise transferred in connection with, or are subject to any Liens created pursuant to or in accordance with, any Permitted Receivables Financing, (ii) any Excluded Contracts, (iii) any Equipment that constitutes motor vehicles or that, as of the date hereof, is subject to a Lien set forth in Schedule 6.02 of the Credit Agreement but only to the extent that (and so long as) the terms of such Lien specifically prohibit the granting of a prior, pari passu or junior Lien and security interest in such Equipment, and then only so long as the obligations secured by such Lien remain outstanding after which time such Equipment shall be subject to the security interests and Liens created by this Agreement, (iv) subject to Section 5.15 of the Credit Agreement, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary Holding Company or any Foreign Subsidiary, (v) Equity Interests in Immaterial Subsidiaries and (vi) any asset or property that is owned by a Grantor as of the date hereof or that is purchased or otherwise acquired (including through a Permitted Acquisition) in accordance with the terms of the Credit Agreement subject to an existing Lien permitted by Section 6.02 of the Credit Agreement or a contractual restriction if the terms of such Lien or contractual restriction would prohibit the grant of a Lien in such asset or property under this Agreement, so long as such Lien or contractual restriction has not been granted to and/or does not run to the benefit of any Loan Party or any Affiliate of any Loan Party and such restriction is permitted by Section 6.09 of the Credit Agreement.

            (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (ii) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

            Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

            The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor as modified, delivered, prepared or supplemented from time to time by the Credit Agreement and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

            (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

            SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

            (a) Except for the Security Interest granted pursuant to this Agreement and the other Liens permitted to exist on such Grantor's Article 9 Collateral by the Credit Agreement, each Grantor has good and valid rights in and title to the Article 9 Collateral owned by it with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such
      Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained or the failure of which to have been obtained would not impair the Security Interest or the rights or remedies of the Secured Parties.

            (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate (or specified by notice from the Company to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.03(a) or 5.12 of the Credit Agreement) are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor shall ensure that a fully executed agreement in the form hereof and containing a description of all Article 9 Collateral consisting of Intellectual Property shall have been received so that the Collateral Agent may record such agreement as soon as practicable after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and as soon as practicable after the execution of this Agreement with respect to United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than the filing of Uniform Commercial Code financing statements as described above and such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

            (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations and, subject to Section 5.06, the Senior Note Obligations, (ii) subject to the filings and recordings described in
      Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to the filings and recordings described in Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C.
      Section 205 and the regulations
      thereunder, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to clause (c), (d) or (e) of Section 6.02 of the Credit Agreement.

            (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any
      Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. None of the Grantors hold any commercial tort claim in an amount reasonably estimated to exceed $500,000 as of the Effective Date except as indicated on the Perfection Certificate.

            SECTION 4.03. Covenants. (a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the
Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

            (b) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the

Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

            (c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith, but subject to the other terms of this Agreement (including the proviso in Section 4.05(e)). If any amount payable under or in connection with any of the Article 9 Collateral in excess of $500,000 shall be or become evidenced by any promissory note or other instrument (other than Intercompany Notes), such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

            Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

            (d) The Collateral Agent and its representatives shall have the right, at the Collateral Agent's own cost and expense (unless a Default has occurred and is continuing, in which case the Grantors shall pay such expenses), to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting, in coordination with the applicable Grantor, Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification; provided that the Collateral Agent shall not be entitled to contact any such Account Debtor unless a Default has occurred and is continuing. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

            (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral in each case to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization except that, unless a Default has occurred and is continuing, no such tax, assessment, charge or levy need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor; provided, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

            (f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account that is Article 9 Collateral, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

            (g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

            (h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as expressly permitted by the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral, except as expressly permitted by the Credit Agreement, and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, agent, bailee, or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

            (i) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

            (j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to their Inventory and Equipment to the extent and in the manner provided in Section 5.07 of the Credit Agreement; provided that all policies or certificates with respect to such insurance (and any other insurance maintained by such Grantor) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as additional insured and loss payee) and (ii) shall state that such insurance policies shall not be canceled or revised in any material respect without at least 10 Business Days prior written notice thereof by the insurer to the Collateral Agent. Certified copies of such policies or certificates shall be deposited with the Collateral Agent. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

            (k) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

            SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

            (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments included in the Article 9 Collateral (other than Intercompany Notes) evidencing an obligation in excess of $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

            (b) Deposit Accounts. For each deposit account that any Grantor at any time opens or maintains, such Grantor shall, if a Default has occurred and is continuing and at the request of the Collateral Agent, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor or any other Person, pursuant to an agreement reasonably satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to (A) any deposit account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein, (B) deposit accounts for which the Collateral Agent is the depositary and (C) deposit accounts subject to lockbox arrangements in connection with any Permitted Receivables Financing.

            (c) Investment Property. Except to the extent otherwise provided in
      Article III, if any Grantor shall at any time hold or acquire any certificated securities (other than Intercompany Notes) with a face amount (in the case of debt securities) or fair market value (in the case of equity securities) of $500,000 or more, such Grantor shall, within 10 Business Days, notify the Collateral Agent and, upon request of the Collateral Agent, promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any Grantor shall at any time hold or acquire any uncertificated securities that are issued to such Grantor or its nominee directly by the issuer thereof and have a face amount (in the case of debt securities) or fair market value (in the case of equity securities) of $500,000 or more, such Grantor shall, within 10 Business Days, notify the Collateral Agent and, upon request of the Collateral Agent, promptly either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any Grantor shall at any time hold any securities, whether certificated or uncertificated, or other investment property with a face amount (in the case of debt securities or other investment property in the nature of debt securities) or fair market value (in the case of equity securities or other investment property in the nature of equity securities) of $500,000 or more, through a securities intermediary or commodity intermediary, such Grantor shall, within 10 Business Days, notify the Collateral Agent and, upon request of the Collateral Agent, promptly either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary. The covenants and agreements of the Grantors contained in this subparagraph
      (c) shall not apply to Equity Interests in Immaterial Subsidiaries or, subject to Section 5.15 of the Credit Agreement, more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary Holding Company or any Foreign Subsidiary.

            (d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that term is defined in
      Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in each case, securing or evidencing an obligation in excess of $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under
      Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

            (e) Letter of Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with a face amount in excess of $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

            (f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

            SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent that is material to the conduct of such Grantor's business with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

            (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

            (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

            (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

            (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent,

Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; provided that with respect to a Patent, Trademark or Copyright that is registered in a jurisdiction outside of the United States, the applicable Grantor shall only be required to evidence the Collateral Agent's security interest if the Collateral Agent so requests and if the cost of evidencing such security interest is not disproportionate to the value of such Patent, Trademark or Copyright.

            (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if required of advisable in the exercise of good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

            (g) In the event that any Grantor has reason to believe that any
Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if required of advisable in the exercise of good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

            (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

            SECTION 4.06. Covenants Regarding Intercompany Debt. (a) Each Grantor agrees that, except for the Security Interest granted hereunder, it will not grant a security interest in or pledge any Intercompany Debt owing to it, including any Intercompany Debt that is evidenced by a promissory note or other instrument, and if such Intercompany Debt is evidenced by a promissory note or other instrument, such Grantor or the Company will retain physical possession of any such promissory note or other instrument.

            (b) Each Grantor agrees that, if an Event of Default has occurred and is continuing and the Collateral Agent or any other Secured Party has begun to exercise rights or remedies under this Agreement, such Grantor will cause any Intercompany Debt owing to it to be evidenced by a promissory note or other instrument and shall deliver all such notes or other instruments to the Collateral Agent accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request.

                                    ARTICLE V

                     Remedies; Certain Sharing Arrangements

            SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default or a Triggering Event, each Grantor agrees to deliver each item of Article 9 Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such
Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of the Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            The Collateral Agent shall give the applicable Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and (unless such Collateral is not Restricted Collateral or the Senior Note Obligations are no longer outstanding at the time) may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default or Triggering Events shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

            SECTION 5.02. Application of Proceeds. (a) The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in the order and manner specified in the Collateral Sharing Agreement.

            (b) The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds in accordance with the Collateral Sharing Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

            SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default or a Triggering Event; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

            SECTION 5.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral if necessary under the Federal Securities Laws, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion and in conformity with applicable laws (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

            SECTION 5.05. Registration. Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default or a Triggering Event, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral. Each Grantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any alleged untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein. Each Grantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Grantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

            SECTION 5.06. Senior Note Obligations. Notwithstanding anything to the contrary in this Agreement, (a) the Senior Note Obligations are secured solely by the Restricted Collateral and (b) the grant of any Lien on the Restricted Collateral to secure the Senior Note Obligations is solely intended to comply with Section 1010 of the Senior Note Indenture and shall be effective to the extent (and only to the extent) required by such Section.

            SECTION 5.07. Security Interests of the Company. Notwithstanding anything to the contrary in this Agreement, for the purposes of Article III and
Article IV of this Agreement, the pledges and Security Interests granted by the Company in its capacity as a Grantor pursuant to this Agreement shall be deemed to secure only its obligations as a Guarantor under Article II of this Agreement and, if it is a Borrower, its Obligations in its capacity as a Borrower; provided that the foregoing shall not apply if the Company becomes the Term Loan Borrower and assumes the obligations of the Initial Borrower under the Credit Agreement. Unless and until the Company becomes a Borrower under the Credit Agreement, nothing herein shall be construed as effecting any guarantee of Indebtedness of the Company by any Subsidiary.

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination

            SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation of such Borrower, then such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation or Senior Note Obligation of such Borrower, then such Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

            SECTION 6.02. Contribution and Subrogation. Each Guarantor and Grantor (a "Contributing Party") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Obligation or Senior Note Obligation owed to any Secured Party and such other Guarantor or Grantor (the "Claiming Party") shall not have been fully indemnified by the applicable Borrower or Borrowers as provided in
Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors and Grantors on the date hereof (or, in the case of any Guarantor or Grantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such

Guarantor or Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Party under Section 6.01 to the extent of such payment.

            SECTION 6.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors and Grantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Guarantor or Grantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor or Grantor with respect to its obligations hereunder, and each Guarantor and Grantor shall remain liable for the full amount of the obligations of such Guarantor or Grantor hereunder.

            (b) Each Guarantor and Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor, Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                   ARTICLE VII

                                  Miscellaneous

            SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the Initial Borrower or any Subsidiary Party shall be given to it in care of the Company as provided in Section 10.01 of the Credit Agreement.

            SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument (other than this Agreement), (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Guarantor in respect of the Obligations or this Agreement (other than the indefeasible payment in full in cash of all the Obligations).

            SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

            SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other

Loan Party and without affecting the obligations of any other Loan Party hereunder.

            SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.03 of the Credit Agreement.

            (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 10.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its Related Parties.

            (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this
Section 7.06 shall be payable on written demand therefor accompanied by an invoice or other summary of the amount or amounts payable.

            SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent agrees not to exercise such power unless an Event of Default or a Triggering Event shall have occurred and be continuing. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default or a Triggering Event, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Article 9 Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (d) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts Receivable to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

            SECTION 7.08. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

            SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

            SECTION 7.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 7.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the

Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or Guarantor or its properties in the courts of any jurisdiction.

            (b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 7.15. Termination or Release. (a) This Agreement, the Guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate when all the Loan Document Obligations (other than unliquidated contingent liabilities in respect of indemnification obligations) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

            (b) A Subsidiary Party shall automatically be released from its obligations hereunder (including its guarantee, if any, pursuant to Article II) and the Security Interest in the Collateral owned by such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

            (c) Subject to Section 6.12 of the Collateral Sharing Agreement, upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit

Agreement to any Person that is not a Grantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

            (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor's expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent, other than any warranty stating that the Security Interest created hereunder is, subject to any necessary filings or recordations, being terminated by such termination or release.

            SECTION 7.16. Additional Subsidiaries. Pursuant to Section 5.12 of the Credit Agreement, each Domestic Loan Party that was not in existence or not a Domestic Loan Party on the Effective Date is required to enter in this Agreement as a Subsidiary Party. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor or Grantor hereunder. The rights and obligations of each Guarantor or Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Party as a party to this Agreement.

            SECTION 7.17. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

            SECTION 7.18. Collateral Sharing Agreement. Each Grantor agrees to be bound by the terms of the Collateral Sharing Agreement and, without limiting the generality of the foregoing, expressly agrees that all obligations and liabilities of a "Grantor" thereunder apply to such Grantor with the same force and effect as if such Grantor were a signatory thereto. Article II of the Collateral Sharing Agreement shall apply to this Agreement and any actions taken or permitted to be taken by the Collateral Agent hereunder. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Collateral Sharing Agreement, the terms and conditions of the Collateral Sharing Agreement shall control.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                           FISHER SCIENTIFIC INTERNATIONAL INC.,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:


                                           FISHER SCIENTIFIC COMPANY L.L.C.,

                                               by  Fisher Scientific
                                                   International Inc.,
                                                   manager and sole member

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:


                                           COLE-PARMER INSTRUMENT COMPANY,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:


                                           FISHER CLINICAL SERVICES INC.,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                          FISHER HAMILTON L.L.C.,

                                              by Fisher Scientific
                                                    International Inc.,
                                                    manager and sole member

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                          FISHER SCIENTIFIC WORLDWIDE INC.,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                          FSWH COMPANY LLC,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                          JPMORGAN CHASE BANK,
                                          as Collateral Agent,

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                                                      SCHEDULE I
                                                            to the Guarantee and
                                                            Collateral Agreement

                           INITIAL SUBSIDIARY PARTIES

Cole-Parmer Instrument Company
Fisher Clinical Services Inc.
Fisher Hamilton L.L.C.
Fisher Scientific Worldwide Inc.
FSWH Company LLC

                                                                     SCHEDULE II
                                                            to the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

                                                   Number and
                                                    Class of       Percentage
                 Number of        Registered         Equity         of Equity
    Issuer      Certificate          Owner          Interest        Interests
    ------      -----------          -----          --------        ---------



                                 DEBT SECURITIES

                 Principal
    Issuer         Amount              Date of Note        Maturity Date
    ------         ------              ------------        -------------



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations

         Title                      Reg. No.                      Author
         -----                      --------                      ------



              Pending U.S. Copyright Applications for Registration

Title                   Author                Class             Date Filed
-----                   ------                -----             ----------


                        Non-U.S. Copyright Registrations

[List in alphabetical order by country/numerical order by Registration No. within each country]

      Country                  Title            Reg. No.            Author
      -------                  -----            --------            ------



            Non-U.S. Pending Copyright Applications for Registration

[List in alphabetical order by country.]

                                                                          Date
     Country                   Title             Author        Class      Filed
     -------                   -----             ------        -----      -----



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

                                     PART I

                   LICENSES/SUBLICENSEES OF [NAME OF GRANTOR]
                           AS LICENSOR ON DATE HEREOF

A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights

  Licensee        Date of          Title of
  Name and       License/             U.S.
  Address       Sublicense         Copyright          Author           Reg. No.
  -------       ----------         ---------          ------           --------



                               Non-U.S. Copyrights

                 Licensee        Date of         Title of
                 Name and        License/        Non-U.S.                 Reg.
 Country          Address      Sublicensee      Copyrights     Author     No.
 -------         -------       -----------      ----------     ------     ---



B.  Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                                  U.S. Patents

 Licensee Name          Date of License/
  and Address             Sublicense            Issue Date         Patent No.
  -----------             ----------            ----------         ----------




                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications

 Licensee Name       Date of License/
  and address           Sublicense          Date Filed          Application No.
  -----------           ----------          ----------          ---------------



                                Non-U.S. Patents

                  Licensee Name      Date of License/    Issue       Non-U.S.
 Country           and Address          Sublicense        Date      Patent No.
 -------           -----------          ----------        ----      ----------



                          Non-U.S. Patent Applications

                 Licensee Name        Date of License/    Date      Application
 Country          and Address            Sublicense      Filed          No.
 -------          -----------            ----------      -----          ---



C.  Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. Trademarks

Licensee Name        Date of License/
 and Address            Sublicense          U.S. Mark     Reg. Date     Reg. No.
 -----------            ----------          ---------     ---------     --------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement

                           U.S. Trademark Applications

Licensee Name       Date of License/                      Date       Application
 and Address           Sublicense          U.S. Mark      Filed          No.
 -----------           ----------          ---------      -----          ---



                               Non-U.S. Trademarks

                                  Date of
             Licensee Name        License/      Non-U.S.
Country       and Address        Sublicense       Mark      Reg. Date   Reg. No.
-------       -----------        ----------       ----      ---------   --------



                         Non-U.S. Trademark Applications

                                Date of
            Licensee Name       License/       Non-U.S.     Date    Application
Country      and Address       Sublicense        Mark      Filed         No.
-------      -----------       ----------        ----      -----         ---



D. Others

              Licensee Name         Date of License/         Subject
               and Address             Sublicense            Matter
               -----------             ----------            ------



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                        Non-U.S. Trademark Applications

               Licensee        Date of
                 Name          License/       Non-U.S.     Date      Application
  Country    and Address      Sublicense        Mark       Filed         No.
  -------    -----------      ----------        ----       -----         ---



D.  Others

    Licensee Name                Date of License/              Subject
     and Address                    Sublicense                 Matter
     -----------                    ----------                 ------

                                                                    Schedule III
                                                            to the Guarantee and
                                                            Collateral Agreement

                                     PART II

                   LICENSEES/SUBLICENSEES OF [NAME OF GRANTOR]
                           AS LICENSEE ON DATE HEREOF

A.  Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

                                U.S. Copyrights

   Licensor          Date of         Title of
   Name and         License/           U.S.
   Address         Sublicense       Copyright         Author          Reg. No.
   -------         ----------       ---------         ------          --------



                              Non-U.S. Copyrights

               Licensor       Date of        Title of
               Name and       License/       Non-U.S.                    Reg.
Country        Address      Sublicensee     Copyrights       Author       No.
-------        -------      -----------     ----------       ------       ---



B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S. application nos. in alphabetical order by country with patent nos. within each country in numerical order.]

U.S. Patents

                           Date of
   Licensor Name           License/
    and Address           Sublicense           Issue Date               Patent No.
    -----------           ----------           ----------               ----------



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                                Non-U.S. Patents

                                         Date of
                    Licensor Name        License/        Issue         Non-U.S.
     Country         and Address        Sublicense        Date        Patent No.
     -------         -----------        ----------        ----        ----------



                          Non-U.S. Patent Applications

                                        Date of
                   Licensor Name        License/        Date        Application
    Country          and Address       Sublicense       Filed           No.
    -------          -----------       ----------       -----           ---



C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                U.S. Trademarks

                       Date of
Licensor Name          License/                          Reg.         Reg.
 and Address          Sublicense        U.S. Mark        Date          No.
 -----------          ----------        ---------        ----          ---



                          U.S. Trademark Applications

                       Date of
Licensor Name          License/                         Date       Application
 and Address          Sublicense        U.S. Mark      Filed           No.
 -----------          ----------        ---------      -----           ---



                              Non-U.S. Trademarks

                   Licensor         Date of
                     Name           License/       Non-U.S.    Reg.      Reg.
Country           and Address      Sublicense       Mark       Date       No.
-------           -----------      ----------       ----       ----       ---



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement

                          U.S. Trademark Applications

                       Date of
Licensee Name          License/                         Date       Application
 and Address          Sublicense        U.S. Mark      Filed           No.
 -----------          ----------        ---------      -----           ---



                              Non-U.S. Trademarks

                   Licensee         Date of
                     Name           License/       Non-U.S.    Reg.      Reg.
Country           and Address      Sublicense       Mark       Date       No.
-------           -----------      ----------       ----       ----       ---



                        Non-U.S. Trademark Applications

               Licensee         Date of
                 Name           License/      Non-U.S.     Date      Application
  Country    and Address      Sublicense        Mark       Filed         No.
  -------    -----------      ----------        ----       -----         ---



D.  Others

    Licensee Name                Date of License/              Subject
     and Address                    Sublicense                 Matter
     -----------                    ----------                 ------



                                                                    Schedule III
                                                            to the Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications

 Licensor Name       Date of License/
  and address           Sublicense          Date Filed          Application No.
  -----------           ----------          ----------          ---------------



                                                                    Schedule III
                                                            to the Guarantee and
                                                            Collateral Agreement

                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                           U.S. Patent Registrations

                        Patent Numbers                         Issue Date
                        --------------                         ----------



                            U.S. Patent Applications

                    Patent Application No.                     Filing Date
                    ----------------------                     -----------



                          Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Patent No. within each country]

                 Country                   Issue Date                  Patent No.
                 -------                   ----------                  ----------



                         Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Application No. within each country]

                Country                    Filing Date               Patent Application No.
                -------                    -----------               ----------------------



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

                          U.S. Trademark Registrations

               Mark                   Reg. Date                  Reg. No.
               ----                   ---------                  --------



                           U.S. Trademark Applications

               Mark                   Filing Date             Application No.
               ----                   -----------             ---------------



                          State Trademark Registrations

[List in alphabetical order by state/numerical order by trademark no. within each country]

           State                 Mark              Filing Date      Application No.
           -----                 ----              -----------      ---------------



                        Non-U.S. Trademark Registrations

[List in alphabetical order by country/numerical order by trademark no. within each country]

        Country                  Mark                 Reg. Date          Reg. No.
        -------                  ----                 ---------          --------



                                                                    SCHEDULE III
                                                            to the Guarantee and
                                                            Collateral Agreement

Non-U.S. Trademark Applications

[List in alphabetical order by country/numerical order by application no.]

                                                                       Application
     Country              Mark             Application Date                 No.
     -------              ----             ----------------                 ---



                                  Trade Names

            Country(s) Where Used                    Trade Names
            ---------------------                    -----------



                                                                EXHIBIT I to the
                                                                   Guarantee and
                                                            Collateral Agreement

                              Supplement No. __ dated as of [ ], to the
                        Guarantee and Collateral Agreement dated as of February 14, 2003, among Fisher Scientific International Inc., Fisher Scientific Company L.L.C., certain other Subsidiaries of Fisher Scientific International Inc. and JPMorgan Chase Bank, as Collateral Agent.

            A. Reference is made to the Credit Agreement dated as of February 14, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Fisher Scientific International Inc. (the "Company"), Fisher Scientific Company L.L.C., the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent.

            B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

            C. The Guarantors and Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 7.16 of Collateral Agreement provides that additional Subsidiaries of the Company may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

            Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

            SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party under the Collateral Agreement and the Collateral Sharing Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement and the Collateral Sharing Agreement applicable to it as a Subsidiary Party thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and, if applicable, a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Collateral Agreement) and, subject to Section 5.06, the Senior Note Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a "Grantor" and, if applicable, a "Guarantor" in the Collateral Agreement and the Collateral Sharing Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement and the Collateral Sharing Agreement are hereby incorporated herein by reference.

            SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. The New Subsidiary hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

            SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or any provision in the Collateral Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

            SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

            IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

                                            [Name Of New Subsidiary],

                                                by
                                                  ______________________________
                                                   Name:
                                                   Title:
                                                   Legal Name:
                                                   Jurisdiction of
                                                      Formation:
                                                   Location of Chief
                                                      Executive Office:


                                            JPMORGAN CHASE BANK,
                                            as Collateral Agent,

                                                by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                                                      SCHEDULE I
                                                             to Supplement No.__
                                                            to the Guarantee and
                                                            Collateral Agreement

                             LOCATION OF COLLATERAL

            Description                                  Location
            -----------                                  --------



                                                                     SCHEDULE II
                                                            to Supplement No.___
                                                            to the Guarantee and
                                                            Collateral Agreement

                    Pledged Securities of the New Subsidiary

                                EQUITY INTERESTS

                                                                      Number and
                                                                       Class of               Percentage
                          Number of               Registered            Equity                 of Equity
         Issuer          Certificate                 Owner            Interests                Interests
         ------          -----------                 -----            ---------                ---------



                                 DEBT SECURITIES

                          Principal
       Issuer               Amount                  Date of Note              Maturity Date
       ------               ------                  ------------              -------------



                              INTELLECTUAL PROPERTY